                                                                EXHIBIT 9.1


                             VOTING TRUST AGREEMENT


                  THIS VOTING TRUST AGREEMENT, made and entered into at Solon, Ohio, as of the _____ day of October, 1995 by and between WAYNE R. HELLMAN as voting trustee (the "Voting Trustee") of the voting trust created by this Agreement, and such owners of common stock, $.001 par value, of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company") whose names are listed on Exhibit "A" attached hereto (hereinafter sometimes separately referred to as a "Shareholder" and collectively as the "Shareholders").


                              W I T N E S S E T H:

                  WHEREAS, the Shareholders desire that all of their shares of stock of the Company, now or hereafter acquired, excluding shares of stock purchased by a Shareholder from any other holder of shares of stock of the Company except those individuals named on Exhibit "A" (the "Shares") be subject to the terms of this Voting Trust Agreement;

                  WHEREAS, the Shareholders are the owners of the number of shares of common stock, $.001 par value, of the Company (the "Shares"), set forth opposite their names on the counterpart signature pages to this Agreement executed by such Shareholders;

                  WHEREAS, the Shareholders desire that all of the Shares be made subject to the terms and conditions of this Agreement; and

                  WHEREAS, the Shareholders deem this Agreement to be in the best interest of the Company and all of the Shareholders.

                  NOW, THEREFORE, the parties hereto agree as follows:


                  1. DEPOSIT OF VOTING SHARES; ISSUANCE OF VOTING TRUST CERTIFICATES.

                  (a) The Shareholders agree to forthwith deposit with the Voting Trustee the certificate(s) evidencing all of the Shares owned by each such Shareholder (the "Share Certificates"), duly endorsed for transfer to the Voting Trustee or accompanied by proper instruments duly executed to effect the transfer of such Shares to the Voting Trustee, and to accept in exchange therefor a Voting Trust Certificate representing the number of Shares deposited by such Shareholder.

                  (b) Upon receipt of the Share Certificates, the Voting Trustee shall cause to be issued and delivered to each Shareholder a Voting Trust Certificate, substantially in the form of Exhibit "B" with the blanks therein appropriately completed, representing the number of Shares evidenced by the Share Certificates deposited by each Shareholder. Voting Trust Certificates issued upon the transfer of, in exchange for, or in addition to such Voting Trust Certificates, as provided in this Agreement, shall be substantially in the form attached hereto as Exhibit "B" with such appropriate variations, omissions, and insertions as may be required.

                  2. ISSUANCE OF VOTING SHARES TO THE VOTING TRUSTEE. The Voting Trustee shall cause all Share Certificates deposited with him pursuant to
Section 1 above to be surrendered to and cancelled by the Company, and shall cause the Company to issue and deliver to the Voting Trustee new share certificates representing the Shares in the name of the Voting Trustee, as voting trustee, which shall contain a legend stating that the Share Certificates are issued pursuant and subject to the provisions of this Agreement. The Company's stock ledger and journal shall indicate that such share certificates are subject to the provisions of this Agreement.

Except as herein provided, all share certificates issued and delivered to the Voting Trustee pursuant to this Section 2 shall at all times be and remain in the possession of the Voting Trustee or a depository designated by the Voting Trustee. The Voting Trustee shall not transfer any certificates representing Shares other than as provided in this Agreement.

                  3. RECORDS OF VOTING TRUST CERTIFICATES.

                  (a) RECORDS. The Voting Trustee shall keep or cause to be kept books of record of all Voting Trust Certificates issued pursuant to this Agreement, and shall also fix and determine a place at which such books of record shall be kept and at which Voting Trust Certificates may be transferred.

                  (b) INSPECTION OF RECORDS OF VOTING TRUST CERTIFICATES. Any owner of a Voting Trust Certificate shall have the right to inspect the books of record of the Voting Trust Certificates to be maintained by the Voting Trustee pursuant to subsections (a) of this Section at the place at which such records are kept at any reasonable time.

                  4. TRANSFER OF VOTING TRUST CERTIFICATES.

                  (a) All transfers of Voting Trust Certificates shall be recorded on the books of record kept by the Voting Trustee. The Voting Trustee may treat the record holder of the respective Voting Trust Certificates as the absolute owner thereof for all purposes whatsoever and shall not be bound to recognize any equitable interest in or claim to any such Voting Trust Certificate or the Shares represented thereby on the part of any other party until transferred on such books of record. The Voting Trustee shall not be required to make any transfer of a Voting Trust Certificate upon such books of record except upon surrender of a Voting Trust Certificate to be transferred, properly assigned in such form as shall be acceptable to the Voting Trustee, accompanied by such evidence as the Voting Trustee may reasonably require as to the authority of any person other than the record holder thereof who may seek to effect any such transfer and as to the genuineness of the appropriate signatures. Upon each such transfer, the Voting Trust Certificates surrendered for transfer shall be cancelled and the Voting Trustee shall issue a new Voting Trust Certificate to the transferee and the transferee shall, by acceptance thereof, assent to the terms and conditions of this Agreement. Any such transferee shall be required to execute a supplemental copy of this Agreement.

                  (b) REPLACEMENT OF VOTING TRUST CERTIFICATES. In the event any Voting Trust Certificate shall become mutilated, lost, or destroyed, the Voting Trustee, under such conditions with respect to indemnity or otherwise as he, in his discretion, may prescribe, may provide for the issuance of a new Voting Trust Certificate in lieu of such lost or destroyed Voting Trust Certificate or in exchange for such mutilated Voting Trust Certificate.

                  5. POWERS AND DUTIES OF VOTING TRUSTEE.

                  (a) RIGHT TO VOTE. The Voting Trustee shall be entitled to exercise all shareholder rights of the Shareholders in respect of the Shares, including, but not limited to, the right to exercise the voting rights of such Shares on each matter submitted to the Company's shareholders for their vote, consent, waiver, release, or other action and the right to take part in any corporate or shareholders' action of the Company, whether ordinary or extraordinary, by proxy or otherwise. The right of the Voting Trustee to exercise the voting rights of the Shares in accordance with the terms hereof includes, but is not limited to, the exercise of voting rights relating to fixing the number and the election of directors of the Company, the changing of the Company's capital structure, the amendment of the Company's Articles of Incorporation or Code of Regulations, the reclassification of the Shares, the purchase of assets by the Company, and the merger, consolidation, liquidation or dissolution of the Company. The owners of Voting Trust Certificates shall not have any right under such

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
Voting Trust Certificates or under this Agreement or otherwise, to exercise the voting rights of such Shares or to take part in any corporate or shareholders' action or to do or perform any act or thing that shareholders of the Company are now or may hereafter become entitled to do or to perform, for so long as the Shares owned by each such Shareholder are held by the Voting Trustee, except to receive cash dividends and distributions when declared and paid and to review the books and records of the Company during normal business hours. Notwithstanding anything to the contrary, the Voting Trustee shall not have the right to sell or otherwise transfer the Shares of any Shareholder.

                  (b) DISCRETION OF VOTING TRUSTEE. In exercising the voting rights of the Shares, or in doing any act with respect to the control or management of the Company or its affairs, or otherwise acting hereunder, the Voting Trustee shall be free to exercise his full discretion. Notwithstanding anything to the contrary, the Voting Trustee shall not have the right to sell or otherwise transfer the Shares of any Shareholder.


                  (c) ACTING AS DIRECTOR OR OFFICER. The Voting Trustee or any representative of the Voting Trustee may act as a director, an officer or an employee of the Company and may vote for himself as such and may have an ownership interest in the Company. The Voting Trustee or any person with whom or which he may be associated, or any entity of which he may be a member, or any corporation of which he may be a shareholder, director, or officer, may contract with the Company or otherwise have a financial interest in any matter or transaction to which the Company may be a party or in which the Company may be in any way concerned, as though he were not Voting Trustee, but otherwise subject to law.

                  (d) COMPENSATION. The Voting Trustee shall serve without compensation. The Voting Trustee shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Voting Trustee in performance of his duties hereunder. The owners of the Voting Trust Certificates agree to reimburse and indemnify the Voting Trustee for all reasonable claims, expenses, and liabilities incurred by him in connection with the discharge of his duties under this Agreement. Any such claims, expenses, or liabilities shall be charged to the Voting Trust Certificate owners, pro rata, and may be deducted from dividends or other distributions to them, or may be made a charge payable as a condition to the delivery of Share Certificates following the surrender to the Voting Trustee of the Voting Trust Certificates, and the Voting Trustee shall be entitled to a lien therefor on the Shares, funds, or other property in his possession. The Voting Trustee shall disclose in reasonable detail on an annual basis, all reimbursements received for reasonable expenses, disbursements, advances incurred or made by the Voting Trustee in performance of his duties hereunder.

                  (e) IMMUNITIES OF THE VOTING TRUSTEE. The Voting Trustee shall incur no responsibility in his capacity as voting trustee, as a shareholder, or otherwise, by reason of any error of judgment or mistake of law or other mistake, for any act or omission of any agent or attorney, for any misconstruction of this Agreement, or for any action of any sort taken or omitted hereunder or believed by him to be in accordance with the provisions and intent hereof or otherwise, except solely for his own individual willful misconduct. In the discharge of his duties hereunder, the Voting Trustee shall be fully protected in acting in reliance upon any instrument, document, or paper believed by him to be genuine and to have been executed by the proper parties; and, shall likewise be fully protected in issuing any Voting Trust Certificate or in taking or refraining from taking any action hereunder in reliance upon any certificate or certificates purporting to be duly signed, as to the existence or non-existence of any fact or facts or the performance or non-performance of any act or acts, and may accept as conclusive any statement made in any such certificate. The Voting Trustee shall not be required to give bond or security for the discharge of his duties under this Agreement. The Voting Trustee, may in his discretion, consult with counsel to be selected by him and shall incur no liability in respect of any action taken on the advice of any such counsel.

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

                  (f) DIVIDENDS. The record owner of each Voting Trust Certificate shall be entitled to receive his pro rata share of any dividends paid or distributed by the Company upon the Shares represented by the Voting Trust Certificates and all other corporate distributions made by the Company in respect of such Voting Shares; provided, however, that, if any such dividend or distribution includes shares of capital stock of the Company with voting rights, the certificates representing such shares of stock shall be deposited with the Voting Trustee subject to the terms of this Agreement, and the owner of the Voting Trust Certificate evidencing the Shares upon which such dividend or distribution is made shall be entitled to receive new Voting Trust Certificates representing such newly-deposited shares of capital stock with voting rights.

                  The record date fixed by the Company for the purpose of the payment of any dividend or for the making of any other distribution shall be the record date for the purpose of payment or distribution to the owners of Voting Trust Certificates, and whenever any such record date shall be fixed, the owners of record of Voting Trust Certificates at the date so fixed shall exclusively be entitled to participate in the payment or distribution. Upon receipt by the Voting Trustee of any dividend or other distribution in respect of any Shares held by the Voting Trustee, the Voting Trustee shall promptly distribute the funds or property so received by him to the owners of Voting Trust Certificates to whom such funds or property should have been distributed by the Company if the foregoing provisions hereof had been observed.

                  Notwithstanding the foregoing provisions of this Section 5, if the Company shall reclassify its Shares, reorganize, sell all or substantially all of its assets with or without dissolution, consolidate with or merge into another corporation, or if another corporation shall merge into the Company, the shares of capital stock into which the Shares then on deposit hereunder shall be reclassified and any shares of capital stock issued in exchange or substitution for the Shares then on deposit hereunder shall, if they are non-voting shares, be distributed in accordance with the provisions of this Agreement directly to the record owners of outstanding Voting Trust Certificates, issued in respect of such Shares; or, if they are voting shares, they shall become subject to the terms and conditions of this Agreement as if such voting shares had been originally deposited hereunder, and shall be deposited with the Voting Trustee, and the owner of outstanding Voting Trust Certificates shall be entitled to receive new Voting Trust Certificates representing such newly deposited shares of capital stock with voting rights.

                  (g) DEDUCTIONS FOR DISTRIBUTIONS. There shall be deducted and withheld from every distribution of every kind under this Agreement any taxes, assessments, or other charges that may be required by law to be deducted or withheld, as well as expenses and charges incurred pursuant to Section 5(e), to the extent that the expenses and charges remain unpaid or unreimbursed.

                  6. RESIGNATION OF VOTING TRUSTEE.

                  (a) RESIGNATION OF VOTING TRUSTEE. The Voting Trustee may at any time resign by delivering to the owners of the Voting Trust Certificates his resignation in writing, to take effect not less than ten (10) days after delivery. Upon the resignation of the Voting Trustee, this Agreement shall terminate.

                  (b) DEATH OR DISABILITY OF VOTING TRUSTEE. The rights and duties of the Voting Trustee shall terminate on his death or disability and no interest in any of the property owned or held hereunder nor any of the rights or duties of the Voting Trustee may be transferred by will, devise, succession, or in any manner, except as provided in this Agreement. The heirs, administrators, and executors of the Voting Trustee shall, however, have the right and absolute duty to convey any property held by the Voting Trustee to the Shareholders promptly upon termination of this Agreement. For purposes of this Agreement, disability shall mean the inability of the Voting Trustee to perform satisfactorily his duties hereunder for a period of 120 days in the aggregate out of 150 consecutive days as a result of a physical or mental illness or other disability, which,

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
in the written opinion of a physician resident of recognized ability and reputation, makes it highly likely that such illness or disability will continue for a significant period of time.

                  (c) SHARE OWNERSHIP OF VOTING TRUSTEE; EXECUTIVE OFFICER. The rights and duties of the Voting Trustee shall terminate in the event that the Voting Trustee (i) no longer owns at least ten percent of the issued and outstanding shares of stock of the Company or (ii) is no longer an executive officer and director of the Company.

                  7. TERMINATION.

                  (a) DURATION. Except as otherwise provided in Sections 6(a),
(b) and (c), 7(b) and (c), this Agreement shall terminate on the earlier of: (i) September 30, 2005; or (ii) the date upon which all of the Shares are acquired by the Company and/or any shareholders of the Company that are not a party to this Agreement.

                  (b) TERMINATION BY VOTING TRUSTEE. This Agreement may, at any time, be terminated by the Voting Trustee. Written notice of such termination shall be given by the Voting Trustee to all of the owners of the outstanding Voting Trust Certificates pursuant to the provisions of Section 7 of this Agreement. Such notice shall specify the time and manner of delivery of certificates representing Shares following the surrender and cancellation of the respective Voting Trust Certificates as described in Section 7(d) below.

                  (c) TERMINATION BY SHAREHOLDER. In the event a Shareholder desires to transfer his Shares, this Agreement may be terminated with respect to such Shares and such Shares shall not be subject to the restrictions contained herein provided such shares to be transferred are either registered or are exempt from registration under the Securities Act of 1933, as amended, and such transfer is made in accordance with any agreements entered into by the Company or the Shareholder with any underwriters which may restrict the transfer of such shares for certain periods of time.

                  (d) OBLIGATIONS OF VOTING TRUSTEE UPON TERMINATION. Upon the termination of this Agreement, the owners of the Voting Trust Certificates shall surrender their respective Voting Trust Certificates to the Voting Trustee or, upon the Voting Trustee's death or disability, the Secretary of the Company who shall deliver to the Company the certificates representing Shares, and the Secretary of the Company shall then issue certificates representing the Shares to the appropriate respective owners of the Voting Trust Certificates. If, at the expiration of four months after termination of this Agreement, any Voting Trust Certificate shall not have been surrendered to the Voting Trustee he may, in his discretion, and if acceptable to the Secretary of the Company, deliver the certificates representing such Shares to the Secretary of the Company to be held by the Company for the owners of any such Voting Trust Certificates to be delivered to such owners upon surrender of their respective Voting Trust Certificates, whereupon all responsibilities of the Voting Trustee with respect thereto shall cease; provided, however, if the Voting Trustee shall have died or become disabled, the shares shall be held by the Company for the owners of any such Voting Trust Certificates to be delivered to such owners upon surrender of their respective Voting Trust Certificates whereupon all responsibilities of the Company with respect thereto shall cease. Notwithstanding the termination of this Agreement, the Voting Trustee or upon the Voting Trustee's death or disability, the Secretary shall thereafter have the power to take or cause to be taken such further and other action as he may deem necessary or desirable to conclude promptly the duties imposed upon him in this Agreement; provided however, that after the termination of this Agreement, he shall have no authority to exercise any voting rights of the Shares.

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
                  8. NOTICE.

                  (a) NOTICE TO OWNERS OF VOTING TRUST CERTIFICATES. All notices to be given to owners of Voting Trust Certificates may be given by personally delivering or mailing the same to such record owners at the last addresses furnished in writing by such owners to the Voting Trustee, and any notice when so delivered or mailed shall be considered as served on the respective owners of Voting Trust Certificates.

                  (b) NOTICE TO VOTING TRUSTEE. Any notice required or permitted to be given hereunder to the Voting Trustee shall be given by personally delivering or mailing the same to Wayne R. Hellman, 2307 E. Aurora Road, Suite One, Twinsburg, Ohio 44087 or such other address as shall be furnished in writing by the Voting Trustee to the owners of Voting Trust Certificates.

                  9. PAYMENT OF TAXES. If at any time any tax is payable by the Voting Trustee in respect of the ownership of the Voting Shares held by him or in respect of any dividends, distributions, or other rights in respect of the Shares, the tax may be paid out of any assets of the Voting Trust created by this Agreement or any dividends or distributions received by the Voting Trustee; provided, however, that the Voting Trustee shall be fully reimbursed by the Shareholders, on a pro rata basis based upon Share ownership, for any such payments by the Voting Trustee not satisfied out of the assets of the Voting Trust or dividends or distributions received by the Voting Trustee.

                  10. AMENDMENT. If, at any time, the Voting Trustee shall deem it desirable to amend this Agreement in any respect he shall submit such amendment to the owners of the outstanding Voting Trust Certificates for their approval at a meeting of such holders which shall be called for that purpose. The notice, which shall be in writing and be given at least fifteen (15) days prior to the proposed meeting, shall state that the purpose of the meeting is to consider the amendment of this Agreement and shall be accompanied by a copy of the proposed amendment. If at such meeting the proposed amendment or any modification thereof shall be approved by the owners of a majority in interest of the outstanding Voting Trust Certificates based on the number of Shares represented by such Voting Trust Certificates, a certificate to that effect shall be made and verified by a Secretary elected at such meeting and filed with the Voting Trustee. Upon such approval and the filing of said certificate with the books of record kept by the Voting Trustee, the proposed amendment or modification thereof shall become a part of this Agreement with like force and effect as if originally incorporated herein. In the event that any Shareholder acquires additional shares of the Company (excluding shares of stock purchased by a Shareholder from any other holder of shares of stock of the Company except those individuals named on Exhibit "A") subsequent to the date hereof, the Voting Trustee shall be authorized to modify.

                  11. MISCELLANEOUS.

                  (a) ACCEPTANCE BY VOTING TRUSTEE. The Voting Trustee accepts the trust hereunder and agrees to perform the same upon the terms and conditions hereof.

                  (b) PARTIES TO AGREEMENT. This Agreement shall be binding upon and shall operate for the benefit of the Shareholders and the Voting Trustee and their respective heirs, estates, personal representatives, successors and permitted assigns, and shall be binding upon any transferee of Shares or Voting Trust Certificates from a Shareholder. Subject to the terms of Section 7(c), the name of any transferee of Shares or Voting Trust Certificates from a Shareholder shall be added or be deemed to be added to the attached Exhibit "A" and such persons shall be considered Shareholders for purposes of this Agreement.

                  (c) ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them respecting the within subject matter hereof. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

                  (d) SURVIVAL. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators successors, and assigns of the parties hereto.

                  (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The execution by any one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

                  (f) FRACTIONAL SHARES. Whenever necessary, the Voting Trustee may issue Voting Trust Certificates for fractional Shares.

                  (g) GENDER; NUMBER. Whenever the context of this Agreement requires, the masculine gender includes the neuter or feminine, and the singular number includes the plural.

                  (h) EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective when it shall be signed by the Voting Trustee and on behalf of each Shareholder.

                  (i) GOVERNING LAW. The validity of this Agreement or any part hereof, and the interpretation and enforcement of all provisions hereof, shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

                  (j) INVALIDITY. The invalidity of any term or provisions of this Agreement shall not affect the validity of the remainder of this Agreement and this Agreement shall be enforced to the greatest extent permitted by law.

                  (k) HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have signed the attached counterpart signature pages of this Agreement as of the day and year first above written.

           (Agreement and Signature Lines Continue on Following Pages)

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                        VOTING TRUSTEE:


                                        --------------------------------------
                                        WAYNE R. HELLMAN

                                        Date:  October ___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  LOUIS S. FISI


                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October __, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  DAVID L. JENNINGS


                                  Date:  October __, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  JURIS SULCS


                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  ROBERT S. ROLLER


                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  BRIAN A. HELLMAN

                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  LISA B. HELLMAN

                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October___, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  SHAREHOLDER:


                                  --------------------------------------
                                  JAMES F. SARVER

                                  Date:  October___, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                  THE LISA MARIE ROLLER LONG TERM TRUST
                                  DATED SEPTEMBER 24, 1995


                                  By:  ______________________________________
                                       ROBERT S. ROLLER, as Co-Trustee of
                                       THE LISA MARIE ROLLER LONG TERM
                                       TRUST DATED SEPTEMBER 24, 1995


                                  By:  ______________________________________
                                       PATRICIA M. ROLLER, as Co-Trustee of
                                       THE LISA MARIE ROLLER LONG TERM
                                       TRUST DATED SEPTEMBER 24, 1995

                                  Date:  October 10, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                    THE JENNIFER LYNN JARRETT LONG TERM TRUST
                                    DATED SEPTEMBER 24, 1995


                                    By:  _____________________________________
                                         ROBERT S. ROLLER, as Co-Trustee of
                                         THE JENNIFER LYNN JARRETT LONG TERM
                                         TRUST DATED SEPTEMBER 24, 1995


                                    By:  _____________________________________
                                         PATRICIA M. ROLLER, as Co-Trustee of
                                         THE JENNIFER LYNN JARRETT LONG TERM
                                         TRUST DATED SEPTEMBER 24, 1995

                                    Date:  October 10, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                               THE KIMBERLEY JOY ROLLER LONG TERM TRUST
                               DATED SEPTEMBER 24, 1995


                               By:  ______________________________________
                                    ROBERT S. ROLLER, as Co-Trustee of
                                    THE KIMBERLEY JOY ROLLER LONG TERM
                                    TRUST DATED SEPTEMBER 24, 1995


                               By:  ______________________________________
                                    PATRICIA M. ROLLER, as Co-Trustee of
                                    THE KIMBERLEY JOY ROLLER LONG TERM
                                    TRUST DATED SEPTEMBER 24, 1995

                               Date:  October 10, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                    THE LISA MARIE ROLLER TRUST DATED
                                    AUGUST 24, 1995


                                    By:  ______________________________________
                                         ROBERT S. ROLLER, as Co-Trustee of
                                         THE LISA MARIE ROLLER LONG TERM
                                         TRUST DATED AUGUST 24, 1995


                                    By:  ______________________________________
                                         PATRICIA M. ROLLER, as Co-Trustee of
                                         THE LISA MARIE ROLLER LONG TERM
                                         TRUST DATED AUGUST 24, 1995



                                    Date:  October 10, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                  THE JENNIFER LYNN JARRETT TRUST
                                  DATED AUGUST 24, 1995


                                  By:  ______________________________________
                                       ROBERT S. ROLLER, as Co-Trustee of
                                       THE JENNIFER LYNN JARRETT TRUST
                                       DATED AUGUST 24, 1995



                                  By:  ______________________________________
                                       PATRICIA M. ROLLER, as Co-Trustee of
                                       THE JENNIFER LYNN JARRETT TRUST
                                       DATED AUGUST 24, 1995



                                  Date:  October 10, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on October 10, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                    THE KIMBERLEY JOY ROLLER LONG TERM TRUST
                                    DATED AUGUST 24, 1995


                                    By:  ______________________________________
                                         ROBERT S. ROLLER, as Co-Trustee of
                                         THE KIMBERLEY JOY ROLLER LONG TERM
                                         TRUST DATED AUGUST 24, 1995



                                    By:  ______________________________________
                                         PATRICIA M. ROLLER, as Co-Trustee of
                                         THE KIMBERLEY JOY ROLLER LONG TERM
                                         TRUST DATED AUGUST 24, 1995




                                    Date:  October 10, 1995

                                   EXHIBIT "A"


                   SHAREHOLDERS                     NUMBER OF SHARES
        ----------------------------------          ----------------
        David L. Jennings                                   858,145
        Robert S. Roller                                    500,668
        James F. Sarver                                     459,485
        Louis S. Fisi                                       657,112
        Juris Sulcs                                         449,299
        Brian A. Hellman                                    177,523
        Lisa B. Hellman                                     167,206
        Lisa Marie Roller Trust
         dated August 24, 1995                                9,708
        Jennifer Lynn Jarrett Trust
         dated August 24, 1995                                9,708
        Kimberly Joy Roller Trust
         dated August 24, 1995                                9,708
        Lisa Marie Roller Trust
         dated September 24, 1995                            17,261
        Jennifer Lynn Jarrett Trust
         dated September 24, 1995                            17,261
        Kimberly Joy Roller Trust
         dated September 24, 1995                            17,268

                                   EXHIBIT "B"

                            VOTING TRUST CERTIFICATE

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                      ------------------------------------


No. _______________                                            _____ Shares of
                                                                  Common Stock


                  WAYNE R. HELLMAN, the Voting Trustee under an Voting Trust Agreement dated October___, 1995 (the "Agreement"), having received certain shares of common stock of Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company") pursuant to the Agreement, hereby certifies that _________________________ will be entitled to receive a certificate for
__________ fully paid shares of common stock, without par value, of the Company, on the expiration or termination of the Agreement.

                  IN WITNESS WHEREOF, the Trustee has executed this Certificate this ____ day of __________, 1995.





- -------------------------------------           --------------------------------
                                                WAYNE R. HELLMAN, Voting Trustee
Name:________________________________

- -------------------------------------

Name:________________________________



STATE OF OHIO                       )
                                    )       SS:
COUNTY OF ______                    )

                  The foregoing instrument was acknowledged before me this _____ day of September, 1995, by _____________________, an individual, as his free act and deed.


                                         --------------------------------------
                                         Notary Public

                               AMENDMENT NO. 1 TO
                             VOTING TRUST AGREEMENT


                  THIS AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT, made and entered into at Solon, Ohio, as of the 20th day of December, 1995 by and between WAYNE R. HELLMAN as voting trustee (the "Voting Trustee") of the voting trust created by this Agreement, and such owners of common stock, $.001 par value, of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company") whose names are listed on Exhibit "A" attached hereto (hereinafter sometimes separately referred to as a "Shareholder" and collectively as the "Shareholders").


                               W I T N E S E T H:
                               ------------------

                  WHEREAS, the Shareholders are the owners of shares of common stock, $.001 par value, of the Company (the "Shares") subject to the terms of a certain Voting Trust Agreement dated October 10, 1995 executed by such Shareholders; and

                  WHEREAS, the Shareholders may desire to borrow funds and to secure such loans ("Loans") by pledging a portion of their Shares.

                  NOW, THEREFORE, the parties hereto agree as follows:


         1.       AMENDMENT TO SECTION 7.  Section 7(e) shall be added to
Section 7 of the Voting Trust Agreement and shall provide as follows:

                           (e) PLEDGING OF SHARES. The Shareholders may pledge
                  any portion of their Shares ("Pledged Shares") to secure the Loans and such Pledged Shares shall not be subject to the restrictions contained herein. Upon the repayment of such Loans and the cancellation of such pledge, the Pledged Shares shall again be subject to the terms of this Agreement and the restrictions contained herein. In connection with the pledging of Shares, the owners of the Voting Trust Certificates shall surrender their Voting Trust Certificates to the Voting Trustee or, upon the Voting Trustee's death or disability, the Secretary of the Company, who shall deliver to the Company the certificates representing the Pledged Shares, and the Secretary of the Company shall cause the transfer agent of the Company to issue certificates representing the Pledged Shares to the appropriate respective owners of the Voting Trust Certificates to be delivered to such owners upon surrender of their respective Voting Trust Certificates. Upon repayment of the Loans and the cancellation of such pledge and the return of the Pledged Shares to the Shareholder, such Shareholder shall immediately deliver the Pledged Shares to the Voting Trustee in accordance with Section 1 of this Agreement. The Voting Trustee or upon the Voting Trustee's death or disability, the Secretary shall have the power to take or cause to be taken such further and other action as he may deem necessary or desirable to conclude promptly the duties imposed upon him in this Section; provided however, he shall have no authority to exercise any voting rights of the Shares.

         2. PARTIES TO AGREEMENT. This Amendment shall be binding upon and shall operate for the benefit of the Shareholders and the Voting Trustee and their respective heirs, estates, personal representatives, successors and permitted assigns, and shall be binding upon any transferee of Shares or Voting Trust Certificates from a Shareholder.

         3. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The execution by any one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

         4. EFFECTIVENESS OF AGREEMENT. This Amendment shall become effective when it shall be signed by the Voting Trustee and on behalf of each Shareholder.

         5. GOVERNING LAW. The validity of this Agreement or any part hereof, and the interpretation and enforcement of all provisions hereof, shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

         6. INVALIDITY. The invalidity of any term or provisions of this Agreement shall not affect the validity of the remainder of this Agreement and this Agreement shall be enforced to the greatest extent permitted by law.


                  IN WITNESS WHEREOF, the parties hereto have signed the attached counterpart signature pages of this Amendment No. 1 to Voting Trust Agreement as of the day and year first above written.


           (Agreement and Signature Lines Continue on Following Pages)

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                       VOTING TRUSTEE:


                                       --------------------------------------
                                       WAYNE R. HELLMAN


                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       LOUIS S. FISI


                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       DAVID L. JENNINGS


                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       JURIS SULCS


                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                        SHAREHOLDER:


                                        --------------------------------------
                                        ROBERT S. ROLLER

                                        Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       BRIAN A. HELLMAN

                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       LISA B. HELLMAN

                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.


                                       SHAREHOLDER:


                                       --------------------------------------
                                       JAMES F. SARVER

                                       Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                    SHAREHOLDER:

                                    THE LISA MARIE ROLLER LONG TERM TRUST
                                    DATED SEPTEMBER 24, 1995


                                    By:  ______________________________________
                                         ROBERT S. ROLLER, as Co-Trustee of
                                         THE LISA MARIE ROLLER LONG TERM
                                         TRUST DATED SEPTEMBER 24, 1995


                                    By:  ______________________________________
                                         PATRICIA M. ROLLER, as Co-Trustee of
                                         THE LISA MARIE ROLLER LONG TERM
                                         TRUST DATED SEPTEMBER 24, 1995


                                    Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                     SHAREHOLDER:


                                     THE JENNIFER LYNN JARRETT LONG TERM
                                      TRUST DATED SEPTEMBER 24, 1995


                                     By:  _____________________________________
                                          ROBERT S. ROLLER, as Co-Trustee of
                                          THE JENNIFER LYNN JARRETT LONG TERM
                                          TRUST DATED SEPTEMBER 24, 1995


                                     By:  _____________________________________
                                          PATRICIA M. ROLLER, as Co-Trustee of
                                          THE JENNIFER LYNN JARRETT LONG TERM
                                          TRUST DATED SEPTEMBER 24, 1995



                                     Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                     SHAREHOLDER:


                                     THE KIMBERLEY JOY ROLLER LONG TERM TRUST
                                     DATED SEPTEMBER 24, 1995


                                     By:  ______________________________________
                                          ROBERT S. ROLLER, as Co-Trustee of
                                          THE KIMBERLEY JOY ROLLER LONG TERM
                                          TRUST DATED SEPTEMBER 24, 1995


                                     By:  ______________________________________
                                          PATRICIA M. ROLLER, as Co-Trustee of
                                          THE KIMBERLEY JOY ROLLER LONG TERM
                                          TRUST DATED SEPTEMBER 24, 1995



                                     Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                     SHAREHOLDER:


                                     THE LISA MARIE ROLLER TRUST DATED
                                     AUGUST 24, 1995


                                     By:  ______________________________________
                                          ROBERT S. ROLLER, as Co-Trustee of
                                          THE LISA MARIE ROLLER LONG TERM
                                          TRUST DATED AUGUST 24, 1995


                                     By:  ______________________________________
                                          PATRICIA M. ROLLER, as Co-Trustee of
                                          THE LISA MARIE ROLLER LONG TERM
                                          TRUST DATED AUGUST 24, 1995





                                     Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                     SHAREHOLDER:


                                     THE JENNIFER LYNN JARRETT TRUST
                                     DATED AUGUST 24, 1995


                                     By:  ______________________________________
                                          ROBERT S. ROLLER, as Co-Trustee of
                                          THE JENNIFER LYNN JARRETT TRUST
                                          DATED AUGUST 24, 1995



                                     By:  ______________________________________
                                          PATRICIA M. ROLLER, as Co-Trustee of
                                          THE JENNIFER LYNN JARRETT TRUST
                                          DATED AUGUST 24, 1995



                                     Date:  December 20, 1995

                  This page constitutes a counterpart signature page to the Voting Trust Agreement (Amendment No. 1) made and entered into by and among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and certain Shareholders of the Company on December 20, 1995. The undersigned parties hereby agree to be bound by the terms thereof.

                                     SHAREHOLDER:


                                     THE KIMBERLEY JOY ROLLER LONG TERM TRUST
                                     DATED AUGUST 24, 1995


                                     By:  ______________________________________
                                          ROBERT S. ROLLER, as Co-Trustee of
                                          THE KIMBERLEY JOY ROLLER LONG TERM
                                          TRUST DATED AUGUST 24, 1995



                                     By:  ______________________________________
                                          PATRICIA M. ROLLER, as Co-Trustee of
                                          THE KIMBERLEY JOY ROLLER LONG TERM
                                          TRUST DATED AUGUST 24, 1995




                                     Date:  December 20, 1995

                                   EXHIBIT "A"



                                 Louis S. Fisi
                                 Lisa B. Hellman
                                 Brian A. Hellman
                                 David L. Jennings
                                 Robert S. Roller
                                 James F. Sarver
                                 Juris Sulcs
                                 Lisa Marie Roller Trust
                                  dated August 24, 1995
                                 Jennifer Lynn Jarrett Trust
                                  dated August 24, 1995
                                 Kimberly Joy Roller Trust
                                  dated August 24, 1995
                                 Lisa Marie Roller Trust
                                  dated September 24, 1995
                                 Jennifer Lynn Jarrett Trust
                                  dated September 24, 1995
                                 Kimberly Joy Roller Trust
                                  dated September 24, 1995